                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the use in the Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated May 25, 2005, appearing on Focus Media Holding Limited financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.

/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
January 17, 2006

            Consent of Independent Registered Public Accounting Firm


We consent to the use in the Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated February 2, 2005, appearing on the Perfect Media Holding Limited financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.

/s/ Deloitte Touche Tohmatsu CPA Ltd.


Shanghai, China
January 17, 2006

            Consent of Independent Registered Public Accounting Firm


We consent to the use in this Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on Focus Media Changsha Holding Ltd. Financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.

/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
January 17, 2006

            Consent of Independent Registered Public Accounting Firm


We consent to the use in this Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on Focus Media Qingdao Holding Ltd. financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.

/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
January 17, 2006

            Consent of Independent Registered Public Accounting Firm


We consent to the use in this Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on Focus Media Dalian Holding Ltd. financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.

/s/ Deloitte Touche Tohmatsu CPA Ltd.


Shanghai, China
January 17, 2006

            Consent of Independent Registered Public Accounting Firm



We consent to the use in this Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on Capital Beyond Limited of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.

/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
January 17, 2006

            Consent of Independent Registered Public Accounting Firm


We consent to the use in this Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated January 6, 2006, appearing Infoachieve Limited financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.

/s/ Deloitte Touche Tohmatsu CPA Ltd.

Beijing, China
January 17, 2006